UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 27, 2007

BERKSHIRE HILLS BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-51584	04-3510455
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

24 North Street, Pittsfield, Massachusetts	01201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (413) 443-5601

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On July 27, 2007, Berkshire Hills Bancorp, Inc., the holding company for Berkshire Bank, announced: (1) its financial results for the three and six months ended June 30, 2007; and (2) the declaration of a quarterly dividend of $0.15 per share.  The press release containing these announcements is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(a)                                  Financial Statements of Businesses Acquired:  Not applicable

(b)           Pro Forma Financial Information:  Not applicable

(c)           Shell Company Transactions:  Not applicable

(d)                                 Exhibits

Number	Description

99.1	Press Release Dated July 27, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERKSHIRE HILLS BANCORP, INC.

Dated: July 27, 2007	By:	/s/ John S. Millet
John S. Millet
Senior Vice-President and Interim Chief
Financial Officer